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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 11, 1998

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-2
             (Exact name of registrant as specified in its charter)

    New York                      333-30759-3                Application Pending
 (State or Other                  (Commission                 (I.R.S. Employer
  Jurisdiction)                   File Number)               Identification No.)
of Incorporation)

Norwest Bank Minnesota, National Association                      55479-1026
    Sixth Street and Marquette Avenue                             (Zip Code)
        Minneapolis, Minnesota
        (Address of Principal
         Executive Offices)

        Registrant's telephone number, including area code (612) 667-8058

                                    No Change
          (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

      AMRESCO Residential Securities Corporation registered the issuance of up to $4,000,000,000.00 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-30759) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-2 (the "Registrant" or the "Trust") issued $1,000,000,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1998-2 (the "Certificates"), on June 11, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

      The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1998, among AMRESCO Residential Securities Corporation (the "Depositor"), AMRESCO Residential Capital Markets, Inc., as Seller and Master Servicer, Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer and Wendover Financial Services Corporation, as a
Servicer (collectively, the "Servicers") and Norwest Bank Minnesota, National Association, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 Certificates (the "Class A Certificates"), Class M-1F and Class M-1A Certificates (the "Class M-1
Certificates"), Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), the Class B-1F and Class B-1A Certificates (the "Class B-1 Certificates"), Class C-FIO and Class C-AIO Certificates (the "Class C-IO Certificates"), Class S Interest Only Certificates (the "Class S Certificates"), the Class D Certificates (the "Class D Certificates") and the Class R
Certificates (the "Class R Certificates" and together with the Class A Certificates, the Mezzanine Certificates, the Class B-1 Certificates, the Class C-IO Certificates, the Class S Certificates and the Class D Certificates, the "Certificates"). Only the Class A Certificates, the Mezzanine Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

      The assets of the Trust initially include a pool of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.500%; Class A-2, 6.245%; Class A-3, 6.315%; Class A-4, 6.445%; Class A-5, 6.800%; Class A-6, 6.405%; Class A-7, a
variable rate as defined in the Pooling and Servicing Agreement; Class A-8, a variable rate as defined in the Pooling and Servicing Agreement; Class M-1F, 6.745%; Class M-1A, a variable rate as defined in the Pooling


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and  Servicing  Agreement;  Class M-2F,  7.040%;  Class M-2A, a variable rate as defined in the Pooling and Servicing Agreement; Class B-1F, 7.715% and Class B-1A, a variable rate as defined in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $116,000,000; Class A-2, $61,000,000; Class A-3, $36,000,000; Class A-4,
$37,000,000;   Class  A-5,  $16,000,000;  Class  A-6,  $35,000,000;  Class  A-7,
$150,000,000;  Class A-8,  $376,500,000;  Class M-1F,  $19,250,000;  Class M-1A,
$52,000,000;  Class  M-2F,  $15,750,000;  Class M-2A,  $39,000,000;  Class B-1F,
$14,000,000; and Class B-1A, $32,500,000.

      As of the Cut-Off Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 5, 1997 and the Prospectus Supplement dated May 28, 1998 filed pursuant to Rule 424(b)(5) of the Act on June 11, 1998. In such Prospectus Supplement, a commitment was made to provide a description of the pool of Mortgage Loans, including loans acquired between the Cut-Off Date (June 1, 1998) and the closing date (June 11, 1998), in a current report on Form 8-K. Such description is attached hereto as Exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

            1.1 Underwriting Agreement dated May 28, 1998, between AMRESCO Residential Securities Corporation and Prudential Securities Incorporated, as Representative of the Several Underwriters.

            4.1 Pooling and Servicing Agreement dated as of June 1, 1998, among AMRESCO Residential Securities Corporation, as Depositor, AMRESCO Residential Capital Markets, Inc., as Seller and Master Servicer, Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer, Wendover Financial Services Corporation, as a Servicer and Norwest Bank Minnesota, National Association, as Trustee.

            99.1 Description of the Mortgage Loans as of the closing date (June 11, 1998).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMRESCO RESIDENTIAL SECURITIES CORPORATION
                                MORTGAGE LOAN TRUST 1998-2

                                By: AMRESCO Residential Securities Corporation, as Depositor

                                By:  /s/ Ronald B. Kirkland
                                     -------------------------------------------
                                     Name:    Ronald B. Kirkland
                                     Title:   Vice President and
                                              Chief Accounting Officer

Dated:  June 26, 1998


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                                  EXHIBIT INDEX

Exhibit No.       Description                                           Page No.

   1.1            Underwriting  Agreement dated May 28, 1998,  between    ____
                  AMRESCO  Residential   Securities   Corporation  and
                  Prudential     Securities      Incorporated,      as
                  Representative of the Several Underwriters.

   4.1            Pooling and Servicing  Agreement dated as of June 1,    ____
                  1998,   among   AMRESCO    Residential    Securities
                  Corporation,   as  Depositor,   AMRESCO  Residential
                  Capital   Markets,   Inc.,   as  Seller  and  Master
                  Servicer, Advanta Mortgage Corp. USA, as a Servicer, Ameriquest Mortgage Company, as a Servicer, Wendover Financial Services Corporation, as a Servicer and
                  Norwest Bank  Minnesota,  National  Association,  as
                  Trustee.

   99.1           Description  of the Mortgage Loans as of the closing    ____
                  date (June 11, 1998).


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